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                                  Exhibit 10.9

                      REIMBURSEMENT AND SECURITY AGREEMENT
                      ------------------------------------

         THIS REIMBURSEMENT AND SECURITY AGREEMENT ("Security Agreement") is made as of this 30TH day of April, 1999, by OXYNET, INC., an Ohio corporation formerly known as CERAM OXYGEN TECHNOLOGIES, INC. ("Debtor"), to and in favor of MG GENERON, INC., a Delaware corporation ("Secured Party").

                                   WITNESSETH:

         WHEREAS, Debtor is the exclusive licensee of certain patented and other proprietary technology in the field of oxygen concentration/generation (the "Licensed Technology") licensed to Debtor pursuant to a certain License Agreement dated February 28, 1997, as amended by an Amendment to License Agreement dated March 31, 1998 (as amended, the "CeramPhysics License") by and between Debtor and CeramPhysics, Inc., an Ohio corporation ("CeramPhysics").

         WHEREAS, pursuant to a certain Exclusive License Agreement by and among Debtor, Secured Party and NetMed, Inc., an Ohio corporation ("NetMed"), of even date herewith (the "Generon License"), Debtor granted to Secured Party certain exclusive rights in and to certain "Licensed Technology" as more fully described and defined in the Generon License, and Debtor, Secured Party and NetMed contemporaneously entered into a certain Intellectual Property Development and Ownership Agreement in connection therewith (the "Development Agreement").

         WHEREAS, pursuant to the CeramPhysics License, Debtor is required to make certain payments to CeramPhysics including, but not limited to, payments of royalties, and the failure by Debtor to make the required payments under the CeramPhysics License may result in termination of the CeramPhysics License and may jeopardize the Secured Party's exclusive rights to use the Licensed Technology.

         WHEREAS, it is in the best interest of the Secured Party for Debtor to meet its payment obligations under the CeramPhysics License so that Secured Party may maintain its use of the technology licensed to Debtor under the Generon License, and Generon would not enter into the Generon License without assurances of uninterrupted use of the technology licensed thereunder.

         WHEREAS, pursuant to the terms of this Agreement, Debtor has given the Secured Party the right, in its sole discretion, to satisfy Debtor's payment obligations under the CeramPhysics License for and on behalf of Debtor in the event that, for any reason, Debtor falls to meet its payment obligations under the CeramPhysics License, upon the condition that Debtor grants to and creates in favor of the Secured Party a present first lien and security interest in Debtor's license of the Licensed Technology to secure any such future advances.

         NOW, THEREFORE, to induce the Secured Party to enter into the Generon License and the Development Agreement, and to pay the consideration set forth in
Section 3 of the Development Agreement, and for and in consideration of any amounts paid by the Secured Party


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to CeramPhysics at anytime during the term of the Generon License for or in the name of Debtor, and intending to be legally bound hereby, Debtor agrees as follows:

         1. GRANT OF SECURITY INTEREST.

         As security for the full and faithful performance of the duties and obligations of the Secured Party and NetMed under the Generon License and the Development Agreement, and for the repayment in full of any amounts paid to CeramPhysics for or on behalf of Debtor under the CeramPhysics License, Debtor hereby conveys, assigns, pledges, mortgages, transfers, and grants to the Secured Party, and its successors and assigns, a first lien on and security interest in and to, the following (which shall be referred to herein as the "Collateral"):

            (a) The CeramPhysics License, and all proceeds thereof including, without limitation, all rights of Debtor as the exclusive licensee of CeramPhysics' patent, oxygen concentration/generation technology, confidential information, and proprietary material as more fully set forth in the CeramPhysics License, including, without limitation, all interests, proceeds, royalties, recoveries, income, and license and sublicense fees associated therewith; and

            (b) All other intellectual property and related rights of Debtor in and related to the Licensed Technology, including, without limitation, confidential or proprietary information, know-how, trade secrets, secret formulas, technical information, computer software, programs, source code, object code, tape disks and related materials, patents and applications therefor, copyright registrations and applications therefor, trademarks, service marks, trade names and all names used or usable by Debtor in connection with the CeramPhysics License, and all goodwill related to the foregoing.

         2. REIMBURSEMENT AGREEMENT.

            (a) Debtor hereby grants to the Secured Party the right, in Secured Party's sole discretion, to cure any monetary default under the CeramPhysics License for and on behalf of Debtor. For purposes hereof, Debtor hereby appoints and constitutes the Secured Party as Debtor's attorney-in-fact for making any such payments. Debtor hereby covenants and agrees to inform the Secured Party in writing of any payment due to CeramPhysics that Debtor has not paid or cannot for any reason pay on a timely basis, and to notify the Secured Party immediately of any claim, demand or other request for payment by CeramPhysics or notice of default from CeramPhysics for any reason.

            (b) In the event that the Secured Party makes any payment hereunder to CeramPhysics, the Secured Party shall notify Debtor in writing, accompanied by a demand for reimbursement of the amounts paid. Debtor shall repay such amounts paid within ten (10) business days after the date of such payment, with interest at a rate per annum equal to the prime rate (as published in THE WALL STREET JOURNAL on the date of the payment by the Secured Party to CeramPhysics) plus four percent (4%) through the date of repayment.

            (c) Debtor's failure to repay any amounts due under Section 2(b) above within ten business (10) days as provided above, or CeramPhysics refusal to accept any payment



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tendered by Generon pursuant to the terms hereof, and/or any breach or default under the Generon License and/or the Development Agreement which remains uncured after forty-five (45) days following notice by Generon to the Secured Party thereof or that Debtor has not commenced and is diligently pursuing a cure where the breach or default cannot be cured within such period, shall constitute an "Event of Default" hereunder and shall entitle the Secured Party, without further notice to Debtor, to pursue the remedies of a Secured Party described in
Section 6(a) hereof, and in that regard, the Secured Party shall be entitled to recover, in addition to all amounts due and owing, any and all fees and expenses (including attorneys' fees and expenses) incurred in pursuit of the remedies so provided.

         3. DUTIES OF DEBTOR. Debtor shall have the following duties and responsibilities:

            (a) To promptly notify the Secured Party of any notice by CeramPhysics to Debtor of any default, event of default, event which with the passage of time could give rise to a default or event of default, or other breach by Debtor in the performance and observance of any of the terms, covenants, representations or warranties of the CeramPhysics License.

            (b) Debtor shall not assign the CeramPhysics License or otherwise transfer its interest in the Licensed Technology or terminate, cancel, modify, change, alter or amend the CeramPhysics License, either orally or in writing, without the prior written consent of the Secured Party.

         4. REPRESENTATIONS, COVENANTS, AND WARRANTIES. Debtor represents, warrants, covenants and agrees that:

            (a) Debtor owns and will continue to own all right, title and interest in and to the Licensed Technology as set forth in the CeramPhysics License, free and clear of all claims, security interests, liens, encumbrances, agreement and rights of third parties, and will defend such licensed rights against the claims and demands of all persons.

            (b) The CeramPhysics License is in full force and effect and has not been modified or amended in any manner, except as heretofore disclosed to the Secured Party in writing.

            (c) Debtor has the full power and authority to extend the rights granted herein to Secured Party and has not made and will not make during the term of this Security Agreement any commitment to another party inconsistent with or in derogation of such rights.

            (d) All payments due and payable to CeramPhysics pursuant to the CeramPhysics License have been paid in full to the extent payable before the date of this Security Agreement.

            (e) No consent or approval of CeramPhysics or any other third party is required in order to effectuate the terms hereof or to permit Debtor to grant the security interest described above or to perform hereunder.



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         5. PROVISIONS APPLICABLE TO PROTECTION OF FIRST PRIORITY LIENS.

            (a) UCC FINANCING STATEMENTS. In connection herewith, Debtor shall execute and deliver to the Secured Party such financing statements, assignments, acknowledgements, and other documents as are necessary or required to perfect the Secured Party's first lien and security interest in the Collateral. Debtor shall further execute and/or cause to be filed all such other documents (including, without limitation, all those required by subsection (b) hereof) as may be necessary or desirable to perfect or maintain, to the extent and in the manner herein provided, the first priority security interests of the Secured Party in the Collateral granted hereunder at all times fully perfected and in full force and effect. Debtor shall cause to be delivered on the date hereof opinions of counsel, in form and substance acceptable to the Secured Party, with respect to the validity, priority and perfection of the liens created hereunder.

            (b) FURTHER ASSURANCES. Debtor represents and agrees that it will, at its own expense, from time to time at the request of the Secured Party, execute, file, record, and/or deliver to the Secured Party (or cause the same to occur) such instruments, notices, assignments, bills, financing statements, continuation statements, and other documents and amendments thereto, necessary to perfect and preserve the priority of, said first priority security interests on and in the Collateral and each item thereof.

         6. REMEDIES, APPLICATION OF MONEYS.

            (a) REMEDIES. Upon the occurrence of any Event of Default, the Secured Party shall have such rights and remedies in respect of the Collateral or any portion thereof as provided by applicable law, including, without limitation, the Uniform Commercial Code as enacted in any jurisdiction, and such other rights and remedies in respect thereof which a secured party may have at law or in equity or under this Security Agreement.

            (b) APPLICATION OF MONEYS. The Secured Party shall apply any proceeds of any realization on Collateral to the satisfaction of the amounts due and owing to the Secured Party, with any remainder being paid to Debtor. Nothing herein shall be deemed to preclude the Secured Creditor from bidding on the Collateral at any sale pursuant to the enforcement of the Secured Party's rights and remedies hereunder.

            (c) DEFICIENCY. If proceeds referred to in subsection (b) above are insufficient to pay the obligations in full, Debtor shall continue to be liable for the entire deficiency.

         7. CARE OF COLLATERAL BY SECURED PARTY. The Secured Party shall not have the duty to take any action necessary to preserve Debtor's right, title or interest to or in any Collateral against any other party.

         8. REMEDIES CUMULATIVE. No remedy herein conferred upon the Secured Party is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.



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         9. REMEDIES NOT WAIVED. No course of dealing between Debtor and the
Secured Party or any delay on the part of any of them in exercising any rights or remedies hereunder or under applicable law shall operate as a waiver of any rights or remedies of any of them, whether arising hereunder or under any other agreement between the parties.

         10. DEFEASANCE. Upon termination of the Generon License and the indefeasible payment in full of all obligations of Debtor to the Secured Party, this Security Agreement shall terminate and be of no further force and effect; and in such event, the Secured Party at Debtor's expense will take all action necessary to terminate the security interests of the Secured Party in the Collateral. Until such time, however, this Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         11. NO DISCHARGE. The obligations of Debtor to the Secured Party shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by: (a) any exercise or nonexercise of any right, remedy, power or privilege under or in respect of this Security Agreement or applicable law, or any waiver, consent, extension, indulgence or other action or inaction in respect of any thereof, or
(b) any other action or thing (other than payment) or omission or delay to do any other action or thing which may or might in any manner or to any extent otherwise operate as a discharge of Debtor as a matter of law.

         12. AMENDMENT; WAIVER. No amendment or waiver of any provision of this Security Agreement nor consent to any departure by Debtor therefrom shall in any event be effective unless the same shall be in writing.

         13. SEVERABILITY. Any provision of this Security Agreement prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions of this Security Agreement, and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Security Agreement illegal, invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered, or filed under the provisions of any applicable law.

         14. ASSIGNEES. Any permitted assignee of or successor to a party hereto shall succeed to all rights and benefits, and be bound by all obligations, inuring to such party.

         15. GOVERNING LAW. This Security Agreement shall be construed in accordance with and governed by the laws, including equitable principles but without regard to principles of conflict of laws, of the State of Ohio.

         16. HEADINGS. The section headings in this Security Agreement are for convenience only and shall not affect the construction hereof.


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         17. Notices. Any notice hereunder shall be in writing and shall be conclusively deemed to have been received by a party hereto and to be effective on the day on which delivered to such party at its address set forth on the signature pages hereto (or at such other address as such party shall specify to the other parties hereto in writing), or, if sent by certified mail, on the third business day after the day on which mailed, addressed to such party at such address.

         18. COUNTERPARTS. This Security Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

         IN WITNESS WHEREOF, Debtor has caused this Security Agreement to be duly executed and delivered as of the day and year first above written.

                                  OxyNet, Inc..

                                  By.  /s/ David J. Richards
                                     ------------------------------------------
                                  Title: President


                                  MG Generon, Inc.

                                  By.  /s/ Barry J. Smith
                                     ------------------------------------------
                                  Title: VP and General Manager

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